GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Strategic Growth Fund

(each a “Fund”)

Supplement dated January 9, 2018 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated April 28, 2017

Effective immediately, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) will centralize its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes that these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

In addition, effective immediately, Timothy M. Leahy will no longer serve as a portfolio manager for Goldman Sachs Strategic Growth Fund.

Sean Gallagher will join Steven M. Barry as Co-Chief Investment Officer of the Fundamental Equity U.S. Equity Team. Mr. Barry will continue to serve as a portfolio manager for each Fund, and Ashley R. Woodruff and Stephen E. Becker will continue to serve as portfolio managers for Goldman Sachs Growth Opportunities Fund and Goldman Sachs Strategic Growth Fund, respectively.

There are no changes to the portfolio managers for Goldman Sachs Growth Opportunities Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to the “Growth Team” or “Growth Investment Team” are replaced with “Fundamental Equity U.S. Equity Team.”

All references to Mr. Leahy in Goldman Sachs Strategic Growth Fund’s Prospectus, Summary Prospectus and SAI are deleted in their entirety.

For Goldman Sachs Growth Opportunities Fund, the following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2006; and Ashley R. Woodruff, CFA, Managing Director, has managed the Fund since 2014.

For Goldman Sachs Strategic Growth Fund, the following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2000; and Stephen E. Becker, CFA, Managing Director, has managed the Fund since 2013.

The following replaces in its entirety the “GSAM’s Growth Investment Philosophy”, “Buy Strategy”, “Valuation” and “Sell Discipline” subsections under the “Investment Management Approach—Principal Investment Strategies” section of each Prospectus:

GSAM’s Fundamental U.S. Equity Investment Approach:

GSAM believes that strong fundamental, bottom-up research combined with a disciplined investment process is essential for generating superior performance over the long-term.

The team’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

GSAM’s Growth Investment Philosophy:

1. Invest as if buying the company/business, not simply trading its stock:

⬛	Understand the business, management, products and competition.
⬛	Perform intensive, hands-on fundamental research.
⬛	Seek businesses with strategic competitive advantages.
⬛	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2. Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3. Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

In the table in the “Growth Investment Team” subsection of the “Service Providers—Fund Managers” section, (i) Mr. Barry’s title is changed to “Managing

Director, Co-Chief Investment Officer, Fundamental Equity U.S. Equity” in each Prospectus and (ii) Mr. Becker’s Five Year Employment History is changed to “Mr. Becker joined the Investment Adviser in 1999. He is a portfolio manager for the Fundamental Equity U.S. Equity Team” in the Goldman Sachs Strategic Growth Fund Prospectus.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITGRWCONFIDSTK 01-18